Agility Lease Fund-III, LLC

________________________________________________________________________________________________

        EQUIPMENT SCHEDULE NO. 33-130-01

This Equipment Schedule is executed pursuant to that certain Master Lease Agreement dated as of October 1, 2013 (the “Lease”; which is incorporated herein by reference and the capitalized terms used herein shall have the meanings set forth in the Lease unless otherwise defined herein). This Equipment Schedule, which hereby incorporates by this reference the terms and conditions of the Lease, constitutes a separate instrument of lease and constitutes Lessee’s unconditional and irrevocable agreement to lease the Equipment pursuant to the Lease Documents.

1.

EQUIPMENT. The Equipment leased hereunder shall be as set forth in the schedule attached hereto as Exhibit “A” and incorporated herein by reference.

2.

TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.  A full term of lease with respect to said Equipment (the “Term”) shall commence on the date hereof and shall extend for thirty-six (36) months.

3.

RENT. From and after the date of this Equipment Schedule, Rent payments shall be made on the 1st day of the month for each month during the term set forth in paragraph 2 of this Schedule in the following amount: (i) $25,000.00 per month for months 1-6 of the Term, (ii) $50,000.00 per month for months 7-18 of the Term, (iii), $75,000.00 per month for months 19-30 of the Term, and (iv) $90,000.00 per month for months 31-36 of the Term..

4.

LESSEE’S CONFIRMATION. Lessee hereby confirms and warrants to Lessor that the Equipment: (a) was duly delivered to Lessee at the location specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the “Equipment” referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.

5.

LOCATION OF EQUIPMENT.  The location of the Equipment is specified on the schedule attached hereto as Exhibit “A” and incorporated herein by reference.

6.

OPTION TO PURCHASE.   If Lessee is not then in default under this Schedule, the Lease or any other schedule thereto, Lessee shall have the option to purchase all, but not less than all, of the Equipment covered by this Schedule (the “Purchase Option”) upon the expiration of the Term of this Schedule or of any renewal of such Term, whichever is later, at a purchase price equal to the aggregate fair market value of the Equipment on such date (the “Exercise Price”) which Lessor and Lessee hereby agree will be equal to one dollar ($1.00). Lessee may exercise the Purchase Option by delivering a written notice of such exercise to Lessor not less than the date thirty (30) days prior to the date of the expiration of the Term or of any extended Term of this Equipment Schedule, whichever is later (the “Expiration Date”).  In the event Lessee exercises the Purchase Option, the closing of the purchase of such Equipment shall take place on a business day designated in writing by Lessor within ten (10) days following the Expiration Date.  At the closing, Lessor shall execute and deliver to Lessee a bill of sale transferring the Equipment to Lessee free and clear of any liens, security interests, and encumbrances, other than those created by Lessee or caused by Lessee’s breach of the terms of the Lease.  Lessee agrees to accept the Equipment being purchased “AS IS, WHERE IS” and with all faults.

7.  PUT OPTION.   Lessee hereby irrevocably undertakes and agrees, upon receipt of a written Put Option exercise notice from Lessor exercising this “Put Option”, to pay to Lessor the Exercise Price, as the purchase price for the Equipment in this Schedule.  The right of Lessor to demand such payment or payments from Lessee hereunder shall be referred to as the "Put Option”, shall be binding upon Lessee, and shall be exercisable by Lessor at any time commencing on the date thirty (30) days prior to the Expiration Date and continuing for a period of sixty (60) days thereafter.  Lessor may exercise the Put Option by delivering a written notice of such exercise to Lessee.  In the event Lessor fails to exercise the Put Option on or before the close of business on said sixtieth day, such Put Option shall terminate and expire.  In the event Lessor exercises the Put Option, the closing of the purchase of such Equipment shall take place on a business day designated in writing by the Lessor within ten (10) days following the date of Lessor’s notice to Lessee of Lessor’s exercise of the Put Option.  At the closing, Lessor shall execute and deliver to Lessee a bill of sale transferring such Equipment to Lessee free and clear of any liens, security interests, and encumbrances, other than those created by Lessee or caused by Lessee’s breach of the terms of the Lease.  Lessee agrees to accept the Equipment being purchased AS IS, WHERE IS and with all faults.

8. PREPAYMENT.    Provided that no uncured Default or Event of Default has then occurred, Lessee shall have the option to prepay all, but not less than all of the total amount outstanding under the Schedule, including all, but not less than all of the total Purchase Option as set forth in paragraph 6 of this Schedule.  Lessor and Lessee agree that the present value discount at the time of prepayment will be equal to fifteen percent (15%).

DATE OF EXECUTION October 1st , 2013

Lessor:

Lessee:

Agility Lease Fund-III, LLC

IceWEB, Inc.

 By: Agility Ventures, LLC, Its Manager

By:  _/s/ Hal Hayden______________________

By:  _/s/ Rob Howe______________________________

Name:  Hal Hayden

Name: __Rob Howe_______________________

      Title:     Manager

Title:  __Chief Executive Officer______________

Signature by facsimile shall bind the parties hereto.

EXHIBIT A

TO

EQUIPMENT SCHEDULE #_33-130-01

Equipment and Locations:

Schedule 22-127-02

Manufacturer	Part #	Equipment Description	Qty
Ubiquity	UBI-5G-16120	Ubiquiti Airmax 5G-16-120 16DBI Antenna	3
Ubiquity	UBI-Bullet2	Ubiquiti Bullet2 100MW Outdoor AP	3
Ubiquity	UBI-BulletM2HP	High Power 2.4 GHZ 802.11N Outdoor AP	2
Ubiquity	UBI-NS-WM	Nanostation Window/Wall Mount Kit	3
Ubiquity	UBI-NS2	Nanostation 802.11 B/G 400MWAP Bridge w/Radio	10
Ubiquity	UBI-NS2L	Nanostation LOCO2 802.11 2.4 GHZAP BridgeCPE	5
Ubiquity	UBI-NS5L	Nanostation NS5L LOCO5 802.11A 5GHZ APBridge CPE 13 DBI	6
Ubiquity	UBI-PICO2	Picostation 2 100MW802.11 B/G Indoor/Outdoor AP	6
Ubiquity	UBI-PICO2HP	Picostation 2HP Omni 6dbi antenna	2
Ubiquity	UBI-PICO5	Picostation 5 100MW 802.11A 5 GHZ 6DBI Antenna	4
Ubiquity	POE-15	POE-15 injector	5
Ubiquity	UBI-PS5-22V	Powerstations 802.11 A 400MW	2
Ubiquity	UBI-ROCKETDISH5G-30	Dual Polarity 2 ft. 5ghz 4.9-5.90GHZ 30dbi antenna	3
Ubiquity	UBI-ROCKETM5	Rocket M5 MIMO Airmax TDMA Base Station Bridging Radio	4
Ubiquity	UBI PS5-EXT	Powerstations5 radio w external type n-female antenna conn.	2
Ubiquity	UBI-BulletM5PH	BulletM5HP 5GHZ 802.11 N 400 MHZAP/CPE Device	3
IP Switch		Imail Upgrade to Premium V 11 (unlimited)	1
		SN: 0J2-1VAXVHM509JN

Sale Lease Back Equipment

MFG	Part #	Equipment Description	Qty	Serial Numbers
Cisco	3662	3 Cisco 3662 routers with dual Power supplies	3	JAB04118PV
		Refurbished Units		JAB05448OK3
				JMX0628K0ED
Extreme		1 Extreme 15601 48 Port Manages Switch	1	03361-01337
Dell		Dell 6650 XEON Quad Processor 16GB RAID	2
		5x73GB 15K 230VAC 1Yr Waranty

Schedule 22-127-03

QTY	Equipment	Serial Number
1	Compaq ProLiant DL 360	6J2BJNT1M0A5
1	KDS Monitor	7138TD000225
1	Procurve Switch 2810-246	CN906XI0X6
1	Procurve Switch 2810-246	CN847XIC42
1	Procurve Switch 2810-246	CN846XIBS7
1	Procurve Switch 2810-246	CN912X1068
1	APC Smart UPS 3000	WS9947000954
1	APC Smart UPS 3000	WS0044001213
1	Dell Poweredge 6400	5CYBB01
1	Extreme 48 Port Switch	0047M-00247
1	Dell Poweredge 2550	95DHY01
1	Dell Poweredge 2550	33DHY01
1	Dell Poweredge 2550	D2XB011
1	Belkin KVM 16 port switch	3021716249
1	Dell Poweredge 2650	1MSS461
1	Dell Poweredge 2650	88YFW41
1	Dell Poweredge 2650	1GS0V31
1	Dell Poweredge 2650	4MQT741
1	Larscom t-45 CSU/DSU	62058
1	Dell Trinitron 17 " Monitor	55341CDHA059
1	Dell Trinitron 17 " Monitor	55341CKRXH79
1	Accordian Networks OSG 6000 Media Gateway	00000045-011401000018
1	Accordian Networks OSG 6000 Media Gateway	00000045-011401000006
1	Accordian Networks OSG 100 VDSL	11700074
1	Accordian Networks OSG 100 VDSL	1170007D
1	Extreme 50011 32M Series 2 Chassis & Cards	0202F-00023
1	Extreme 50011 64 MFM Series 3 Chassis & Cards	9934F-00716
1	Extreme 50011 card	461009-00-03
1	Extreme 50011 card	701005-00-09 0006F-03544
1	Extreme 50011 card	701025-00-11 0209F-00790
1	Extreme 50011 card	701021-00-17 0209F-70880
1	Extreme 50011 card	701028-00-06 0028F-41236
1	Extreme 50011 card	701025-00-12 0119F-99656
1	Extreme 50011 card	701021-00-12 0119F-99710
1	Extreme 50011 card	701026-00-12 0136F-16770
1	Extreme 50011 card	701005-00-09 9950F-27213
1	Extreme 50011 card	701003-00-07 9947F-25497
1	Extreme 50011 card	701002-00-12 9949F-25822
1	Extreme 50011 card	701003-00-07 9915F-00028
1	Extreme 50011 card	701002-00-10 9915F-10207
1	Extreme 50011 card	701005-00-07 9932F-19308
1	Extreme 50011 card	701026-00-12 0136F-16726
1	Extreme 50011 card	701004-00-07 9932F-19618
1	Extreme 50011 card	701028-00-10 0024F-30501
1	Extreme 50011 card	701028-00-10 0039F-60381
1	Extreme 50011 card	701004-00-07 9932F-19603
1	Extreme 50011 card	701025-00-11 0201F-00853
1	Extreme 50011 card	701021-00-15 0201F-70582
1	Power Supply	0135L-00023
1	Power Supply	0136L-00026
1	Power Supply	9831L-00341
1	Power Supply	9926L-01037

Schedule 22-127-04

Manufacturer	Part #	Equipment Description	Qty
Ubiquity	UBI-NANOBRIDGE-MS	UBI-NANOBRIDGE-MS	10
Ubiquity	UBI-NS2	UBI-NS2	10
Ubiquity	UBI-NS2L	UBI-NS2L	20
Ubiquity	UBI-NS5	UBI-NS5	20
Ubiquity	UBI-PICO2HP	UBI-PICO2HP	20
Ubiquity	UBI-POE-15	POE-15 15VDC 0.8 AMP INJECTOR	10
Ubiquity	UBI-PS5-22V	UBI-PS5-22V	3
Ubiquity	UBI-PS5-EXT	UBI-PS5-EXT	5
Ubiquity	UBI-ROCKETDISH5G-30	UBI-ROCKETDISH5G-30	5
Ubiquity	UBI-ROCKETDISH5G-34	UBI-ROCKETDISH5G-34	8
Ubiquity	UBI-5G-17-90	UBI-5G-17-90	5
Ubiquity	UBI-BULLET5	UBI-BULLET5	5
Ubiquity	UBI-POE-48	UBI-POE-48	10
Ubiquity	BREEZENETAN1152	BREEZENETAN1152	3
Ubiquity	PIFTAIL PRSMA-NFB 8	PIFTAIL PRSMA-NFB 8	20
TRANZEO	TR-902-11F	TR-902-11F	2
Dell	PowerEdge 2850	Dell PowerEdge 2850, to specs	1
Ubiquity	RocketM5	Rocket5 MIMO, Airmax Basestation	16
	Cat5e-1000	1000' Cat5e UTP Indoor Solid Cable PopUp	6

Sale Lease Back

Manufacturer	Part #	Equipment Description	Qty
Extreme Summit	48i 15601 Dual	Refurbed Extreme Summit 48 I series 15601 Dual PS	3
Cisco	3662	Refurbished Cisco 3662 s 256DRAM/32Flash	2
Extreme Summit	48 15000	Extreme Summit 48 15000 L3 Code	4

Schedule 22-127-05

Manufacturer	Part #	Equipment Description	Qty
		C-NET 8 Port Switch	20
Cisco		Cisco NT-CIS-RV042 Dual Wan Router	5
Cisco		Cisco R4000 Router	2
		TP- Link Router NT-TP-RLR402M	3
Powercomm		Powercomm 1000VA	3
Powercomm		Powercomm 2200 VA Rack Mount	9
		Cat 5E CBNT-00038-1000	15
Seagate		Seagate HAD-2-1.5 T Drives	4
		CAT 5 Heads RJ45100	7
Linksys		Linksys VoIP NT-LK-PAP2TNA	8
		GTA 635 System with Win 7 Profesional	1
Trendnett		Trendnet 24 Panel	20
		Trendnet 48 Panel	15
		Blue Jay IP Cammera	5
		Linksys VoIP NT-LK-PAP2TNA	2
	CSC2RYP	2921 W 3 Ge 4 EHWIC3 DSP1-256MB CF 512 MB Dram IPB	2
	NEC90VN	E222W 22 inch wide Format LCD Display	1
	ATEN0EP	8-Port 17 inch LCD KVM Switch w 8-USB KVM Cables	1
	STRR00A	Black Standard Universal Server Rack Cabinet Shelf	6
	STR90W2	1U Metal Rack Patch-Cable Manager	6
ProCurve	HPP951W	ProCurve Switch 1810G-24 24-10/100/1000 Ports	2
ProCurve	HEWN1FL	ProCurve Switch 2610-48 10/100 48 Port Managed 2 GB 2SFP L2	1
ProCurve	ACPO03Y	ProCurve Gigabit SX-LC Mini GBIC 1x 1000BSX SFP F/HP	2
ProCurve	ACPO03X	ProCurve Gigabit LX-LC Mini GBIC 1x 1000BLX SFP F/HP	2
RhinoPro	CSTR146	RhinoPro 1/2" Flexible Nylon Labels - Black on White	4
	HEWD0XX	Laser-Jet P3015x 42pp, 1200x1200dpi Letter USB 128MB Duplex	1
	DLN9024	DCS-920 Wireless G Internet Camera	1
	POE-18i	POE 90-264VAC, Output 18VDC at .9A 12w	10
	POE-12i	POE Input 90-264VACm Out 12VDC at 1.3A	10
	TP1080WC	ProWeatherStation wireless data logging	1
	OM1P	Plug and Play Wireless Mesh Router	4
	WP-OM1P	Indoor Wall Plug Enclosure	4
	AirRouter	Indoor AP, 150Mbps+	1
	Pico2HP-OM	PicoStation2HP PreFlashed w OPEN-MESH	2
	CTCAT5-01	Cat 5 Cable Tester	3
	AM-3G18-120	Airmax 3GHz dual pol sector 18dbi	3
Cisco	2821 w/AC	Cisco Router 2821 s/AC, 2GE, 4Hwires 3 PVDM	2
Cisco	AIM-VPN	Cisco VPN card Mod AIM-VPN	2
		HWIC-1GE-SFP-B	1
		MEM2821-512A	2
Cisco	3662-B	Cisco 3662-S Enterprise Router 12.2	2
Cisco	2FE2W-B	Cisco 2FE2W-B	4
Extreme Networks	F32T	Extreme Networks F32T 32 Port 10/100 Interface Card w MRGT	1
Extreme Networks	6808 MFM	Extreme Networks 6808 MFM 50014 Logic Card	2
Linksys	224G	Linksys 224G 24 Port Switches	4
		Two 15 Hours Time Blocks for Hosting	30

Schedule 22-127-06

Manufacturer	Part #	Equipment Description	Qty
APC	1SX-20KF	208V 20KW/UPS BYPASS	1
APC	WADVULTRA-PX-22	1-YR ULTRA ADVANTAGE SVC PLAN	1
APC	SPO-WSRV	START UP SERVICE FOR 20K	1
APC	PD3P20ABBSD	BREAKER 3-POLE 20A	3
APC	PDW5L21-20R	APC TC5 L21-20 CORD 5FT	1
APC	PDW7L21-20R	APC TC5 L21-20 CORD 7FT	1
APC	PDW17L21-20R	APC TC5 L21-20 CORD 17FT	1
APC	AR8161ABLK	NETSHELTER SHIELDING TROUGH	3
APC	AP8865	RACK PDU 2G ZERO U 208-110V	6
APC	AR8166ABLK	LADDER RACK ATTACHMENT KIT	1
HOF	LSS12BLK	10026 LDR RK 12" STRT BLK 10F	1
APC	AR3100	NETSHELTER SX 42U	6
APC	AR8132A	COMBO LOCK KIT	6
Install Above		Electrical Installation	1
	UBI-NSM365	Ubiquiti NSM365 Nanostation Mimo 3.65 GHz	2
	UBI-AIRROUTER	Ubiquiti AirRouter Indoor 2.4 GHz 802.11N Router	5
	UBI-ROCKETM365	Ubiquiti Rocket M365 High Power 3.65 GHz Base	1
	UBI-PICO2	Ubiquiti PicoStation 2 100MW 802.11B/G Antenna	10
		Quote Labor to install Holly Initial Infrastructure.
		Cat 6 Cable (Blue) 500 Mhz	4
		Cat 6 LAN Panels 24 Count	2
		Cisco 3745 Routers with 256 M RAM	2
		Republic Telecom Packet Multiplexor RLX-+416A	1
		Republic Telecom Packet Processor	4
		APC used AR 3100	1
		1U Power Strips 20 Amp	10

Schedule 33-104-07

Manufacturer	Part #	Equipment Description	Qty
	UBI-BULLET5	UBI-BULLET5	3
	UBI-LOCOM5	UBI-BULLET5	2
	UBI-PICO2	UBI-PICO2	20
	UBI-POE-24	UBI-POE-24	1
	UBI-PS5-22V	UBI-PS5-22V	4
	UBI-ROCKET365-PTPKIT	UBI-ROCKET365-PTPKIT	1
	UBI-ROCKETDISH5G-30	UBI-ROCKETDISH5G-30	4
	UBI-ROCKETM5-PTP-KIT	UBI-ROCKETM5-PTP-KIT	2
	UBI-UNIFI-3	UBI-UNIFI-3	3
	UBI-NS2	UBI-NS2	2
	UBI-PICOM2HP	UBI-PICOM2HP	10
	Republic Telecom	Republic Telecom Packet Processor	4
Carrier and Square D		AC and Electrical upgrades for 22 Floor DC
Dell	HD-80P-300GB	300GB 80 PIN 10K RPM U320 HARD DRIVE	10
	DRACK-4210USED-SIDES DOORS	Dell PowerEdge 4210 Full Enclosure 45u Pre-Owned	5
	DSP-RAIK-850/860/1650/1750RAPID	Dell PowerEdge 850 860 1650 & 1750 Rapid Rails	2
	DSP-RAIL-2850RAPID	Dell PowerEdge 2850 Rapid Rails	2
	DSP-RAIL-6650RAPID	Dell PowerEdge 6850 Rapid Rails	2
	RAM-PC3200R-DDR2-2GBDR	2GB pc-3200 DDR2 40mhz	3
	DD-SLIM-DVD	Dell PowerEdge SlimLine DVD-ROM Drive Servers	2
	DD-INT-FLOPPY	1.44 Floppy Drive	2
	HD-80P-146GB-15KU320	146GB 80P in 15k RPM U320	3
	DSP-SLED-NEW	Dell Hot Swap SCS	3
	WARRANTY	30 day sti limited warranty	1
Surehosting		2 15 Hour Porjects for IPV6 upgrades and BGP	2
KW Underground		Fiber Extesion from Cabinet 30 to New MMR 604D	1
		Ft - 1" non-plenum innerduct	45
		ea- Racl Mount FTP w six packs, trays and pigtails	2
		ft- 6ct SM riser rated figer	70
		FT- 12ct MM riser rated fiber	70
	ACPN0NM	1000 BT SFP Transceiver F/HP ProCurve 100% Compatible	1
	HEWN171	ProCurve Seitch V2124 24 10/100 Switched Ports IU	1
	ACPO03X	ProCurve Gigabit LX-LC Mini GBIC 1x 1000BLX SFP F/HP	1
	CLEA01N	Chat 50 USB Plus International Speaker Phone	4
	HPP951W	V1810-24G Switch 24-10/100/1000 Ports	1
	CSTR15T	3/8 inch Vinyl Tape White	2
	CSTR14W	RhinoPRO 1/4"x5 Heat Shrink Tube- Black on Yellow	2
	CSTR14F	RhinoPRO 3/8" Metalized Labels - Black on Silver	2
	CSTR147	RhinoPRO 1/2" Permanent Poly Labels Black on White	2
	CSRT167	RhinoPRO 1WHITE Flexible Nylon Tape Cartridge	2
	STRR00A	Black Standard Universal Server Rack Cabinet Shelf	1
	STRP04X	Assortment of 12 Common PC Screws	1
	HPP95H7	HP Prowebcam/VGA 640X480 CMOS	2
	CRL905R	Sync Webcam	1
	CRL906E	Creative Labs Live Camera Chat HD Webcam	3
	HPP928T	Color LaserJet CM2320/CP2025 Serier Black Cartridge	1
CTC Wireless		Wire Project for Second row of cabinets R2-1-6	1

Schedule 33-104-08

Manufacturer	Part #	Equipment Description	Qty
CTC order	See List	Technical service for electrical upgrade	1
Republic Telecom	Packet Processor	Republic Telecom Packet Processor	6
DLI	Line Power Controller	DLI Digital Logger Line Power Controller	2
	HPP951W	V1810-24G Seitch 24-10/100/1000 Ports	3
	CSTR15T	3/8 inch Vinyl Tape White	2
	HPP95H7	HP Pro Webcam/VGA 640X480 CMOS	2
	CSTR146	RhinoPRO 1/2" Flexible Nylon Labels-Black on White	1
Ubiquiti	UBI-AIRROUTER	UBIQUITI AIRROUTER INDOOR 2.4GHZ 802.11N COMMERCIAL WIFI ROUTER	2
Ubiquiti	UBI-NB-5G22	UBIQUITI NANOBRIDGE M5 NB-5G22 MIMO 802.11N 5GHZ	10
Ubiquiti	UBI-NS5	UBIQUITI NANOSTATION5 802.11A 400MW AP BRIDGE	2
Ubiquiti	UBI-PICOM2HP	UBIQUITI PICOSTATION M2-HP HIGH POWER AIRMAX 1000MW 802.11N	4
Ubiquiti	UBI-POE-24	UBIQUITI POE-24 POE24 24VDC 1 AMP POWER OVER ETHERNET INJECTOR	10
Ubiquiti	UBI-ROCKET365-PTP-KIT	2 Rocket M365 Radios, 2 26dBi dish antennas and 2 CAT-5e Surge Arrestors.	1
	UBI-RocketM365	UBIQUITI ROCKET M365 HIGH POWER 3.65GHZ 2X2 MIMO AIRMAX	3

Schedule 33-104-09

Manufacturer	Part #	Equipment Description	Qty
		55 Hours Labor wire new cabinet group row 3	55
Acer	V223W	Acer V223W EJBD 22" widescreen TFT	4
Cisco	RV042	Cisco RV042 Dual Wan Router	4
	2200 KVA	Rack Mount 2200KVA UPS	4
	TC-L1	Tough Cable Level 1 by UBNT Cat5e 1000FT	4
	Air-Cam-3	H.264 megapixel camera, 1MP/HDTV 3pack	2
	UAP-3	UniFi AP, 3-Pack	3
	POE-24	24 Vold POE 1A with US power cord	2
Ubiquiti	PS5-22V	Ubiquiti Powerstation 5 Wireless CPE	2
Ubiquiti	RD-5G30	30 dbi 5GHz dual pol 2' dish w/ cables	4
Ubiquiti	Rocket M5	802.11 N MIMO 5 GHx Rocket AP	5
Ubiquiti	NB-5G25	NanoBridge M Series 5GHz 25dBi dual pol	8
	Drack 4210	Drack-4210USED-Sides	4
	MT-7340-0011	I Mail Premium v11-Unlimited User License	1
	Processor	Republic Telecom Packet Processor	4

Schedule 33-104-10

Manufacturer	Part #	Equipment Description	Qty
Netrix Telecom Systems		Netrix Call Processor RIO Access Multiplexer	2
Trango	AD18G-2-S2	Antenna 18GHz 0.6M/2ft for HP ODU	2
	GIGAPLUS-KEY-2	Key - GigaPLUS Enable Max Capacity	1
	P-SUPPLY-1U-48	Power Supply Rack Mount -48 VDC 1U	2
	TLINK-GIGAPLUS18	GigaPLUS Link 18GHz 118 Mbps	1
		FCC Coordination	1
		Install Gigalink (riser and FCC paperwork)	1
		Solar Project Materials for use in a 25kW	1
		photovoltaic installation

Schedule 33-104-11

Manufacturer	Part #	Equipment Description	Qty
CTC order		Tech Services for install radios and switching gear for Subtropolis	1
	Netrix	Netrix Call Processor RIO Access Multiplexer	3
	42 U	42 U Black Equipment Racks Hubbell Style	3
	6'x6'x2'	6'x6'x2' Pedistal Rack NEMA Waterproof Fiber Cabinet	1
CTC order	HPP951W	V1810-24G Seitch 24-10/100/100 Ports	3
	CSTR15T	Vinyl Tape White	2
	HPP95H7	HP Pro Webcam/VGA 640X480	2
	CSTR146	RhinoPRO 1/2" Flexible Nylon Labels	6
	BELS0C7	19 inch LCD Rack Console Widescreen	1
	BELS02Y	OmniView Enterprise Series Dual Port USB KVM Cable 6-ft	1
	BELS031	OmniView Enterprise Series Dual Port PS/2 KVM Cable 15-ft	1
	LNKR00M	Rv042 4-Port 10/100 VPN Router - Dual WAN	4
	DBLE01Q	DS-220C 21.5 LCD Monitor with built in Web Camera	1
	LNKI021	Linksys Wireless-N Broadband Router	1
	NSM365	Ubiquiti NSM365 MINO 3.65Ghz 2x2 Airmax 13DBI Antenna	2
	POE-24	Ubiquiti POE-24 POE24 24vDC 1 Power over Ethernet Injector	5
	ROCKET365	Ubiquiti ROCKET365-PTP-KIT	1
	TC-L1	Ubiquiti TC-L1 Tough Cable Outdoor Shielded 24AWG CAT-5E 1000'	3
	ROCKETM5	Ubiquiti ROCKETM5-PTMP-KIT	2
	Rocket M5 MIMO	Ubiquiti ROCKET M5 Mimo 802.11N GHZ High Power 2x2 Airmax	4
	NB-5G25	Ubiquiti NanoBridge M5 NB-5G25-US Mimo 802.11N	5
CTC order	Freemile 24-2	SAF Tehnika Freemile 24-2 PTP w 2 ft dish	1
		Shipping	1
	RT-D510U	MikroNOC-D510U 1U Router s/ 2Gig Ram 8x Gigabit LAN L4 license	2
	AH-160HD	160Gig HDD	6
	RT-7500	MikroNOC7500 1U Router w/ 2Gig Ram 6x Gigabit 1x FE LAN 1.5 license	2
	RT-D510	MikroNOC-D510 desktop Router w/ 2Gig Ram 6x Gigabit LAN L4 license	2
Ubiquity	Unifi 3 Pack	Unifi 3 Pack 9 Units	9
Trendnet	NT-TP-SD1008D	TP Link Switch and Port	4
Trendnet	NT-TN-100S6	Trendnet Switch 8 Port 10-100	3
CNET	NT-CN-8PS	CNET Switch 8 Port 10/100	10
CNET	NT-CN-8PS	CNET Switch 8 Port 10/100	22

Schedule 33-104-12

Manufacturer	Part #	Equipment Description	Qty
		Installs	1
		CPI 42U 3-Compartment Server Rack Data HP Dell	3
Spaceguard		10x12 Gray Mesh, metal waves equipment cage	1
Avaya		8700 A1 & 2 s, call Cascade Processor w memory	2
Avaya		R300 Series Dual t-1/PRI interface unit Legacy	1
Andrew		2' 11 Ghz antennas for Trango Mount	2
Super Skid		6x6Base 400 lbs brick load w 3" mount pole	2
Netrix		Netrix Telecom Systems RIO WAN interface	2
Republic		Republic Telecom Packet Processor RLX-416D	1
Cisco		Cisco WS-C3524-PWR-XL-EN Catalyst 3500 Series	2
		Fiber Optic Cable 12 Count P Rated 2000 ft	2000
		Fiber optic Splice Kit and tester OKA-395 at 850	1
Trango	TLINK-GIGAPLUS18	GigaPLUS link 18 GHz 118 Mbps	1
Trango	TLINK-GIGAPLUS11	GigaPLUS link 11 GHz 118 Mbps	1
Trango	GIGAPLUS-KEY-2	Key - GigaPLUS Enable Max Capacity	2
Trango	P-SUPPLY-1U-48	Power Supply Rack Mount -48 VDC 1U	4
Trango	AD18G-3-S2	Antenna 18 GHz 0.9M/3ft Trango	2
Trango	AD11G-3-S3	Antenna 11 GHz 0.9M/3ft Trango	2
Trango		FCC Coordination	2
Dell	DSA-2900-5U-GEN-2HS-2PS-8PORTSAS	Dell PowerEdge 2900 Gen 2 5U Rack Mount Server - 2 x Intel DC 5000 5100	1
Dell	6850 Dual Core	Dell PowerEdge 6850 Dual-Core SAS 4U Rack Mount Server Chassis	1
Mikrotik	RB/250GS	Mikrotik RB/250 GS 5-PORT Gigabit SmartSwitch	5
Mikrotik	RB751U	Mikrotik RB751U RB/751U-2HnD Routerboard	10
Ubiquiti	10Pack NS2	10Pack Ubiquiti NanoStation2 802.11b/g 400MW AP	1
Ubiquiti	LocoM2	Ubiquiti Loco M2 2.4GHz High Power 2x2 MIMO Station Radio	5
Ubiquiti	Rocket365	Ubiquiti Rocket365-PTP-KIT	2
Ubiquiti	TC-L1	Ubiquiti TC-L1 Tough Cable Outdoor Shielded 1000 FT Spool	6
Ubiquiti	TC-CON-100	Ubiquiti TC-CON-100 RJ-45 Ethernet Connectors 100-Pack	3
Ubiquiti	TC-L2	Ubiquiti TC-L2 ToughCable Double Shielded Cat5e L2 1000ft	3
Ubiquiti	UAP-3-LR	Ubiquiti UAP-3-LR Unifi World 3-Pack indoor 802.11n MIMO AP	5
Avaya	TRT CAT-5E	Avaya TRT CAT-5E/CAT-6 48 Port Patch Panel Black	4
Ubiquiti	AirMax 3G-18-120	Ubiquiti AirMax 3G-18-120 Hi-Gain 3.65GHz	3
Avaya	Surge	Avaya Surge Protector Lightning Arrestor 0-2.5GHz	2
Citel	MJ8-POE-B	Citel MJ8-POE-B, PoE Protection, PoE Protection 10pack	2
PolyPhaser	IS-B50LN-C2	PolyPhaser IS-B50LN-C2 125-1000MHz DC Blocking-NF to NF	2
	RP-SMA-M	Pigtail RP-SMA-M to type N-Maile 24 inch	2
	RPTNC	Pigtail RPTNC to NM 19 inch	2
	SMA-Mail	Pigtail Shrouded SMA-MALE Right Angle to N-F Connector 6"	2
Ubiquiti	BM5HP(US)	Bullet M5HP 5GHz hi Power 802.11n - US Version	1
	LocoM2	NanoStation LocoM 2.4 GHz Mimo, AirMax	1
	NB-5G25	NanoBridge 802.11n 5GHz 25cd dish	1
	NSM365	NanoStation365 Mimo CPE, AirMax Station	3
	POE-24US	24v POE Injector US plug	5
	POE-48US	48v POE Injector US plug	3
	PS2-17DP	PowerStation2 802.11b/g 400mW, DualPol	2
	PS5-22v	PowerStation5 802.11a 400mW	2
	RocketM2	2.4 Ghz Rocket MIMO, AirMax, AirSync	2
	RMDA-5G30	30dB 5GHz RocketDish w/ rocket mount kit	4
	RocketM5(US)	Rocket5 MIMO, AirMax Basestation - US Version	6
	RocketyM365	Rocket3, 3.65Ghz MIMO, AirMax Basestation	3
	SAM5G-20-90	20dB 5GHz 90deg airMAX 5GHz Mimo Sector	6
	SAM5G-19-120	19DB 5GHz 120deg airMAX 5GHzMIMO Sector	3
	AG-5G27	AirGrid 802.11n 5GHz 27dB grid 17x24 - Hi-Power	3
	AirCam	AirCam H.264 megapixel IP sueveillance camera	3
KIN		KIN 2200 Rack Mount UPS	6
Dell		5 Dell 3.0 PC with XP, Key, Mouse and 19"	5

Schedule 33-104-13

Manufacturer	Part #	Equipment Description	Qty
Sunny Boy		Balance 25KVA Solar System @ Holly DC	1
	MovInCool	MovInCool Data Center 18,000 BTU AC unit	1
Cisco	3550	Cisco 3550 Manages Switches	11
	SC GBIC	SC GBIC Fiber Modules 1Gb speed SX	6
5 Dell PC	In will call	5 PC with XP installed	5
	On order	5 Rack Mount UPS 2200 KVA	3
Ubiquiti	802.3AF	Ubiquiti 802.3AF ingorr POE Device Converts 802.3AF 48v to 19vdc	6
Ubiquiti	AirCam Mini	Ubiquiti AirCam-Mini 4.264 Megapixel Dome Style IP camera	6
Ubiquiti	Airmax	Ubiquiti Airmax 5G-17-90 GHZ Sector Antenna	3
Ubiquiti	Airview2	Ubiquiti Aireview2 1.1 or 2.0 Spectrum Analyzer	1
Ubiquiti	LocoM5	Ubiquiti Loco M5 5GHZ 2x2 Mimo 13dbi Antenna	4
Ubiquiti	LocoM2	Ubiquiti Loco M2 2.4GHZ High Power 2x2 MimoRadio	5
Ubiquiti	NB-365G22	Ubiquiti NanoBridge M365 NB-365G22 Mimo 802.11N 3.65GHZ	3
Ubiquiti	NB-5G22-US	Ubiquiti NanoBridge M5 NB-5G22-US Mimo 802.11N 5GHZ 2x2 Airmax	4
Ubiquiti	NB-5G25-US	Ubiquiti NanoBridge M5 NB-5G25-US Mimo 802.11N 5GHZ	4
Ubiquiti	BulletM5HP	Ubiquiti BulletM5HP 5HGZ 802.11N 400MHZ	3
Ubiquiti	RJ45-ECS	Laird RJ45-ECS RJ-45 Ethernet Connector System	5
Laird	NS-WM	Ubiquit NS-WM Nanostation window/wall mount kit	6
Ubiquiti	NSM365	Ubiquiti NSM365 Mimo 3.65 GHZ 2x2 Airmax 13dbi antenna	3
Ubiquiti	Picostation 2HP	Ubiquiti PicoStation 2HP-US High Power 1000MW 802.11 B/G AP	3
Ubiquiti	POE-15	Ubiquiti POE-15 POE-15 15VDC 0.8	3
Ubiquiti	POE-24	Ubiquiti POE-24 24VDC 1 Power over Ethernet Injector	3
Ubiquiti	M365-US	Powerbridge M365-US 3.565GHZ 2x2 Mimo	2
Ubiquiti	RD-5G30	Ubiqiuti RD-5G30 Airmax Rocketdish5G-30 Hi-Gain Dish Antenna	2
Ubiquiti	Rocket M5	Ubiquiti Rocket M5 Mimo 802.11N 5GHZ 2x2 AirMaz World	4
Ubiquiti	Rocket-PTMP-KIT	Ubiquiti Rocket-PTMP-KIT	2
Ubiquiti	TC-CON-100	Ubiquiti TC-CON-100 RJ-45 Ethernet Connectors 100-Pack	2
Ubiquiti	TC-L1	Ubiquiti TC-L1 Tough Cable Outdoor Shielded 1000 Ft Spool	4
Ubiquiti	UAP-3	Ubiqiti UAP-3 UNIFI 3 Pack World Indoor 802.11N Mimi AP	2
Apple	md385ll/a	Apple Laptop	1
Electrical	Oak feed	Oak Tower DC electrical instal 45KW Transformer and 125 A panel	1
Fiber	Oak risers	1/4" Riser Rated Innerduct by the foot	610
		12ct Rack Mount FTP w/ six packs, trays and pigtails	2
		24ct Rack Mount FTP w/ six packs, trays and pigtails	1
		16"x16" x4 Nema 1 Pull Box	3
		12ct SM riser rated fiber per foot	1000
		install of fiber	1
Instalattion Oak Tower		Installation Oak Tower 285 Man hours	285
Freemile-24-2		SAF Tehnika Freemile-24-2 Wireless PTP Backhaul Unlicensed 24GHZ w 2ft Antennas	3
	UPS-+PCM-KIN-2200AP	PCM 2000 VA 6 +0 Outlets Pedestal	2

Schedule 33-104-14

Manufacturer	Part #	Equipment Description	Qty
Bigiron		Foundry BigIron 10 GB Switch w 512 RAM	1
Force		10GE-48T 48 Port 10G XFP Module	1
Force		10 SA-01-10GE-2P 2 Port 10G XFP Module	1
Force		10 2 X XFP 10G F10 Tranceivers	2
Omnilux		300 series Clearmesh High Speed Optical Node	3
Omnilux		Alignment Tool Infrared Beam Gun	1
Chatsworth		42 U Equipment Rack	1
		IP Tilt Xoom Infrared Cameras	5
Cisco		3550 Manages Switches with Inline Power	4
Telecom		Packet Multiplexor	4
		MovInCool Data Center 18,000 BTU AC Unit	1
FCC Licence Fees 4 links	See List	FCC Site fee Sheraton, Marriot, Oak, Ennovation	1
		Installation Ennovation and Marriot	1
Trango	AD18G-4-S2	Antenna 18 GHz 1.2M/4ft	2
Trango	GIGAPLUS-KEY-2	Key - GigaPLUS Enable Max Capability	1
Trango	P-SUPPLY-1U-48	Power Supply Rack Mount - 48 VDC 1U	2
Trango	SFP-GIGE-C	SFP 1000 BT Copper RJ45	2
Trango	SFP-GIGE-S	SFP Single Mode Fiber Moduke for GigE	2
Trango	TLINK-GIGAPLUS18	GigaPLUS Link 18 GHZ 118 Mbps	1
Trango	SHIPPING	shipping	1
Trango	AD11G-2-S2	Antenna 11 GHz 0.6M/2.4ft	2
Trango	P-SUPPLY-1U-48	Power Supply Rack Mount - 48 VDC 1U	2
Trango	SFP-GIGE-C	SFP 1000 BT Copper RJ45	2
Trango	SFP-GIGE-S	SFP Single Mode Fiber Moduke for GigE	2
Trango	TLINK-GIGAPLUS11	GigaPLUS Link 11 GHz 118 MBPS	1
Trango	SHIPPING	shipping	1
Trango	AD11G-2-S2	Antenna 11 GHz 0.6M/2.4ft	2
Trango	GIGAPLUS-KEY-2	Key - GigaPLUS Enable Max Capability	1
Trango	P-SUPPLY-1U-48	Power Supply Rack Mount - 48 VDC 1U	2
Trango	SFP-GIGE-C	SFP 1000 BT Copper RJ45	2
Trango	SFP-GIGE-S	SFP Single Mode Fiber Moduke for GigE	2
Trango	TLINK-GIGAPLUS11	GigaPLUS Link 11 GHz 118 MBPS	1
Trango	SHIPPING	shipping	1
Trango	SVC-FREQ-COORD	Frequency Coordination Service 1 Path	4
Digital Loggers	EPCR3	Ethernet Power Controller III	15
		shipping	1
Various	PS1270	12V 7AH @ 20hr rate .187T VRLA batt	25
	PS12180NB	12V 18 AH @ 20hr rate	4
		sales tax	1
Phones	HS3001	Audio Por Extreme Comfort OTH	10
	TS-60b	Talkswitch TS-60b Bluetooth Module for TS-550i Phone	1
	TS-50e	Talkswitch TS-50e Expansion Module for the TS-550i	3
	TS-550i	Talkswitch TS-550i	3
		shipping	1
APC	AR3100	Netshelter SX 42U	2
APC	AR3350	Netshelter SX 42U	2
APC	AR8132A	Combo Lock Unit	4
Ubiquity	NSM365	Nanostation Mimo 3.65GHZ	1
TRENDnet	NT-TN-TEGPCITXRL	TRENDnet Low Profile Gigabit PCI Adapter	1
	NT-TP-TG3269	TP LINK 10/100/1000 PCI NIC	1
TRENDnet	NT-TN-TEGPCITXRL	TRENDnet Low Profile Gigabit PCI Adapter	1
	MEM2DD063	DDR2 2GB PC 4200 533mhz	2
Dell	LAP-SYS-DELL-D610-1	Dell Pre-owned D610 1.6GHZ/1gb/40g/Combo	1
	CBNT-00038-1000	CAT5E 1000 ft UTP White	4
ROHN	FRM125	Non Penetrating Roof Mnt	4
TMS	LMR400500	500 ft Roll of LMR 400	1
ROHN	FRM125	Non Penetrating Roof Mnt	3
Talley	R/FRFN1006-3I	Conn, N-Male Crimp for RG-8/U	14
Talley	INFCPA300-1/2-BK-48	1/2" Black Adhesive Lined Heat Shrink	8
Talley	POLGT-NFF-AL	DC-7.0 GHz Spike Guard N-Female	6
Talley	POLRGT	DDC-2.4 GHZ DC Pass Up to 60VDC	4
Talley		shipping	1
Talley	TIMLMR400-500	3/8" Braided Flexible Low Loss 50 Ohm Coax	1
Talley	TIMEZ400NMHRA	Conn, N-Male Right Angle Crimp	6
Talley	R/FRFN1006-3I	Conn, N-Male Crimp	6
Talley	ROHFRM238	Non-penetrating Roof Mount 30" High, 2-3/8	2
Talley	ROHFRM238	Non-penetrating Roof Mount 30" High, 2-3/8	1
Talley	ROHFRM238SP5	Non-penetrating Roof Mount 5'x2-3/8" pipe	1

Schedule 33-105-15

Manufacturer	Part #	Equipment Description	Qty
Republic Telecom	RLX-416A	Packet Multiplexor	8
APC	PX SY30K40F	APC Symmetra	1
	Cat5E	Lot of 300 mixed length and color Cat5e cables	1
Ingersall Rand		Hand Key 2 Biometrics palm reader	1
Cisco	16SE-1Gig	16SE-1Gig 16 Port FE Interface w 1Gb upload	2
Installation of Above		Installation of equip and ifrastructure at Holly Data Center and KXTR	225
		Solar Winds Pro Tools Network Scanner	1
		Install New 24 GHz Transmitter site at 2600 Grand	1
HP	HEWN22Y	HP 1810-48G Switch	2
HP	HPP951W	HP 1810-24G Switch	6
ACER	ACED0F0	AZ5771-UR31P AIO i3-2120 3.30GHz 4GB 1TB DVD/RW 23" LCD	1
Iomega	IOM9062	Iomega 12TB StorCenter 1x4-200D Network Storage Cloud Edition	1
TrenNet	TDWN002	Cat6 24-Port RJ-UTP Rack Mount Patch Panel	16
TrippLite	TRPA107	12-Port Cat5e Patch Panel 568B Wall Mount	4
StarTech.com	STR90W2	1U Metal Rack Patch Cable Manager	12
Signal Boost	WLSN007	DT Adjustable Gain In-Building Wireless 800-1900	2
TrippLite	TRPM00K	Power Strip 1-Rt Angle Outlet Rackmount 6-Front 6-Rear 15ft Cord	1
TrippLite	TRP906C	Heavy Duty Fixed Shelf	2
Dell	DELL0UF	Dell 1510X Projector XGA with 2-Year Advanced Exchange Warranty	1
Dell	DELL1E5	Replacement Lamp for 1510X 1610HD	1
TrippLite	TRPA1R8	10ft 14AWG Heavy Duty Power Cord	4
TrippLite	TRPA19C	USB 2.0 16ft A/A Certified Active Extension Cable	2
TrippLite	TRP91XR	20M USB2.0 A/A Hi-SPD ACT-Extended /Repeater Cable 65ft	1
Kik	CRAM001	Step Stool Silvertone	2
Enable-IT	EBLI004	860 2 Pair Cat2 RJ45 Ethernet Extender Kit	2
DYMO	DYMO03P	LabelManager 160 Hand Held Lable Maker	5
AC Power Cables	AMPP00Q	11fr SOOW 5-Wire Cable #12 AWG UL with L21-20R	4
AC Power Cables	AMP92W1	1Ft Power Cord C-13 C-14-15A 250V 14/3 (waiting on 3)	4
AC Power Cables	AMPP00U	25ft SOOW 5-Wire Cable #12AWG UL with L21-20R (waiting)	1
PDU	AMMS025	Verticle Rack PDU Metered- Zero	2
	18443	Rhino 3/8" Vinyl Tape White	2
	18488	RhinoPRO 1/2" Flexible Nylon Labels Black on White	1
	J9450A#ABA	HP 1810 24G Switch	3
Ubiquiti	UAP-LR-3US	Unifi AP Enterprise Wifi System Long Range 3-Pack	1
Ubiquiti	PS5-22	Powerstaion5 US Version 802.11A 400MW AP	1
Ubiquiti	Aircam-3	Aircam-3 H.264 Bullet Style IP Camera 3-Pack	1
Ubiquiti	Aircam-Dome 3	Aircam-Dome-3 H.264 Mpixel Dome IP Camera 3-Pack	1
Ubiquiti	NB-5G22US	Nanobridge M5 NB-5G22 US Version Mimo 802.11N 5Ghz 2x2 Airmax	3
Ubiquiti	NB-5G25US	Nanobridge M5 NB-5G25 US Version Mimo 802.11N 5Ghz	3
Ubiquiti	RD-3G26	RD-3G26 Airmax Rocketdish3G-26 2ft Dish Antenna	2
Ubiquiti	RD-5G34	RD-5G34 Airmax Series Rocketdish5G-34 Dish Antenna	2
Ubiquiti	RocketM365US	Rocket M365 US Version 3.65GHz 2x2 Mimo Base Station Access Point	3
Ubiquiti	Rocket365-PTP-KIT	Rocket365-PTP-KIT 3.65 GHz Point to Point Link	1
Ubiquiti	RocketM5-PTP-KIT	RocketM5-PTP-KIT	2
Ubiquiti	UAP-3US	Unifi Access Point 3-Pack 2.4 GHz Mimo US Version	2
	Cat5E	Cat5e CMX Outdoor Cable UTP UV Protection 1000' Black Box	2
Avaya	Cat-5e/Cat-6	Avaya TRT Cat-5e / Cat-6 48Port Patch Panel Black	2
Ubiquiti	TC-CON-100	TC-CON-100 RJ-45 Ethernet Connectors 100-Pack	5
	EZ-RJ45	Crimp Tool Cat5/5e & Cat 6 Connectors	1
	TRT Cat-5e	TRT Cat-5E 12-Port Patch Panel Black	5
	Cat5E	Cat5e CMX Outdoor Cable UTP UV Protection 1000' Black	6
Planet	FT-802	FT-802 TX to FX (SC) Bridge Media Converter	4
Planet	MGB-SX	MGB-SX Mini GBIC SX Module	4
Planet	IKVM-16010	IKVM_16010 16-Port KVM Over IP Switch	1
Transtector	RJ-45	Transtector Six Port, RJ-45, Ethernet Surge Protector TSJ X6	3
Tycon	TP-ESP-100-POE24	Tycon TP-ESP-100-POE24 Network Lighting Surge Protector	6
Citel	MJ8-POE-B	Citel MJ-POE-B, PoE Protection, PoE-Protection 10-pack	1
Security Access Controller		Upgrade and addition of new access controller	1
		Upgrade and addition of new access controller	1

Schedule 33-104-16

Manufacturer	Part #	Equipment Description	Qty
Republic Telecom	RLX-416A	Packet Multiplexor	14
Instalation of Above		Installation of Cityview Phones project June 8	240
	Lot of Cables	Lot of Cables	1

Schedule 33-104-17

Manufacturer	Part #	Equipment Description	Qty
APC	Symmetra PX	Factory Refurbished APC Symemetra PX	4
Trango	Giga18	Trango Giga 18 w 3ft Dishes	2
Republic Telecom	Packet Processors	Republic Telecom Packet Precessor Modules	2
Instalattion Oak Tower		Technical Service for Installation of Power Infrastructure at Holly	230
		FCC License Fees	2
		PCN Coordination	1
5 Dell PC	In will call	Invoice 133383 - 5 Dell Poweredge Systems	1
		Invoice 133384 - 5 Softeware	1
		Invoice 1333845 - 3 D-Racks	1
Ubiquiti	SAF 2P	SAD 2 P Commector for Power Cable	1
Ubiquiti	LigoPTP5	5Ghz PTP 23dbi Mimi Int Ant Pro Series	2
Ubiquiti	LigoPTP3-18	3.65 GHz PTP 18dbi Integrated Antenna	2
Ubiquiti	GbE/Poe	GigaGuard GbE/PoE 24V Outdoor surge protector	2
Ubiquiti	Cat5E	Cat5e CMX Outdoor Cable UTP UV Protection 1000' Black	10
Ubiquiti	AirCam Mini	Ubiquiti AirCam-Mini 4.264 Megapixel Dome Style IP camera	3
Ubiquiti	NB-5G22-US	Ubiquiti NanoBridge M5 NB-5G22-US Mimo 802.11N 5GHZ 2x2 Airmax	5
Ubiquiti	NSM365	NanoStationM, 3.65GHz, 2x2, AirMax	5
Ubiquiti	Rocket365-PTP-KIT	Rocket365-PTP-KIT 3.65 GHz Point to Point Link	2
Ubiquiti	AirRouter-HP	AirRouter, Indoor AP, HP, Ext Antenna 802.11	2
Ubiquiti	RocketM5-PTP-KIT	RocketM5-PTP-KIT	1
Laird	Poe 5V	Poe 5V 2A Power Adaptor	2
Ubiquiti	MFB-SX SFP	Planet MFB-SX SFP-Port 1000 Base-SX Mini-GBIC Module	4
Ubiquiti	Freemile-24-2	SAF Tehnika Freemile 24-2 PTP Backhaul Link	1
Ubiquiti	Poe injector	SAF passive 10/100 PoE Injector	1
Ubiquiti	AM-3G18-120	Airmax 3GHz dual pol sector 18dbi	5
Trango	AD11G-2-S2	Antenna 11 GHz 0.6M-2.4ft	2
Trango	AP-KEY-2	AP-KEY-2 (License Capacity Key)	1
Trango	P-Supply-1U-48	Power Supply Rack Mount -48 VDC 1U	2
Trango	TLINK-GIGAPLUS11	GigaPLUS Link 11 GHz 118 Mbps	1
Electrical	Holly Data Center	Oak Tower DC electrical instal 45KW Transformer and 125 A panel	1
Fiber	POE-GB	Mikrotik GigaBit Power over Ethernet injector	6
	RB250GS	5x Gigabit Smart Switch, SxOS	8
	RB750	RoutherBOARD 750(mimiROUTER)5x Ethernet	4
	RB751U	Mikrotik RB751U RB/751U-2HnD Routerboard	6
	AF-24	AirFiber, 1.4Gbps+ Backhaul, 24GHz (single unit)	2
	EZ-Nano-Tilt	Ubiquiti NanoStation Tilt Bracket	4
	POE-48US	48v POE Injector US plug	2
	BM5HP(US)	Bullet M5HP 5GHz hi Power 802.11n - US Version	2
	LOCOM5	NanoStation Loco M5 - US Version	4
	NB-5G22-US	Ubiquiti NanoBridge M5 NB-5G22-US Mimo 802.11N 5GHZ 2x2 Airmax	6
	NSM5-US	Ubiquiti Nanostation M5	4
	PowerBridgeM365(US)	Ubiquiti airMAX 3.65GHz PowerBridgeM365	2
	PowerBridgeM5(US)	Ubiquiti PowerBridgeM 5GHz Mimi AirMax Bridge	4
	RocketM365	802.11 N Mimo 3.65 Ghz Rocket AP - US Version	3
	AirCam Mini	Ubiquiti AirCam-Mini 4.264 Megapixel Dome Style IP camera	3
	Cat5e-03-R	3ft Cat5e 350MHz Snagless Cable Red	20
	RMDA-3G26	26dB 3GHz RocketDish w Rocket mount kit	1
	AMO-5G10	5GHz AirMax Dual Polarized Omni, 10dBi	1
	UM	Universal Antenna Mount, 1.5in pipe	6
	UM-UB	Ubolt Kit for pole mounting the UM/L	4
	AMO-2G10	2.4 GHz AirMax Dual Omni, 10dBi	1
	RMDA-5G34	34dB 5GHz RocketDish w rocket mount kit	1
	SAM3G-18-120	18dB 3.65GHz 120deg airMAX Mimo	1
APC		SAF Tehnika Freemile-24-2 Wireless PTP Backhaul Unlicensed 24GHZ w 2ft Antennas	1

Schedule 33-104-18

Manufacturer	Part #	Equipment Description	Qty
APC		APC 20ft Electrical Distribution Whips w 250v Connectors	20
APC		APC Electrical Precharge for UPS	1
		Republic Telecom Packet Multiplexor	5
		Factory Refurbished Dell 620 Laptop	3
		Kiddy Fenwal Model 2320 Fire control unit	1
		Kidde Fire Suppresion FM200 fire 34 lbs Bottle System	1
	labor	labor	1
	SY40K40F	Symmetra PX 40kW scalable to 40nW, N+1, 208v	1

Schedule 33-104-19

Manufacturer	Part #	Equipment Description	Qty
APC		APC Power Modules for APC 40KVA unit	4
Rohn		35 G Tower 60' for Milbank	1
Rohn		Mounts and Hardware for Tower	1
		Labor for Milbank Mfg Transmitter	235
Trango	P-Supply-1U-48	Power Supply Rack Mount 48 VDC 1U	2
Trango	GIGAPLUS-KEY-2	Key-GigaPLUS Enable Max Capacity	1
Trango	AD18G-1-S2	Antenna 18GHz 0.3M/1ft Trango	2
Trango	TLINK-GIGAPLUS18	GigaPLUS Link 18GHz 118 Mbps	1
Hewlet Packard	HEWN22Y	HP 1810-48G-Switch	7
StarTech	STR9163	10/100 VDSL2 Ethernet Extender Kit over Single Pair Wire 1Km	3
Steren Electronics	STEN19N	1000 4PR Cat5e UTP Cable	3
Steren Electronics	STEN17R	1000 4PR Cat5e UTP Cable Blue	6
Cisco	LNKR00M	RV042 4-Port 10/100 VPN Routher - Dual Wan	12
Cisco	CSSM03P	RV042G Dual Gigabit WAN VPN Router	2
SanDisk	SNDK2WK	4GB microSDHC Memory Card with SD Adapter	10
DYMO	CSTR146	RhinoPRO 1/2" Flexible Nylon Labels - Black on White	10
DYMO	DYMO03H	RhinoPRO 4200 Facility, Security, and Pro A/V Label Maker	4
DYMO	CSTR14A	RhinoPRO 3/ " Flexible Nylon Labels - White	10
DYMO	CSTR145	1/2" (12mm) Metallized Permanent Polyester Labels - 18' Roll	10
Hewlet Packard	HEWN1M9	HP 1410-8G 8-Port 10/100/1000 Unmanaged Gbe Switch	10
TRENDnet	TDWN007	Professional Cable Tester with Tone Generator	8
TRENDnet	TDWN005	Professional Punch Down Tool w 110 Krone & Blades	10
C2G	CBT904J	6 Inch Hook and Loop Cable Management Straps - Black Pack	20
Tripp Lite	TRPM00K	Power Strip 12-RT. Angle Outlet Rackmount 6-Front 6-Rear 15ft Cord	4
StarTech	STRR00Q	10U 19" Wall Mounted Server Rack Cabinet	2
StarTech	STRR00A	Black Standard Universal Server Rack Cabinet Shelf	6
Tripp Lite	TRPM003	Power Strip 12-Outlet Strip 15 ft Cord 36 Inch-length Switch Metal	10
Electrical Panels UPS		40kw UPS	1
		Conduit Infrastructure	1
		Mission Tower	1
Ubiquiti	AirCam H.264	AirCam H.264 Bullet Style IP Camera	10
Mikrotik	RB750	RB 750-AR7240 CPU 32 MB, 5 Lan Iv14-OS	2
Mikrotik	RB750GL	RB750GL-AR7242 CPU 64 MB 5 lan Iv14-OS	1
Ubiquiti	AirCam Dome	Aircam-Dome-3 H.264 MPIXEL Dome IP Camera 3 Pack	2
Ubiquiti	AirCam-Mini	AirCam-Mini H.264 Megapixel Dome Style IP Camera	2
Ubiquiti	AM-5G16-120	AirMax 5G-16-120 Mid-Gain 5GHz Sector Antenna AM-5G16-120	1
Ubiquiti	AM-3G18-120	AirMax AM-3G18-120 Hi_gain 3.65GHz Sector Antenna	3
Ubiquiti	Airview2	Airview2 1.1 or 2.0 Spectrum Analyzer	1
Ubiquiti	NB-5G22-US	NanoBridge M5 NB-5G22 US Version	5
Ubiquiti	LocoM2	NanoStation Loco M2 Outdoor MIMI 2x2 802.11g/n	6
Ubiquiti	NSM365	NSM365 MIMO 3.65GHz AirMax 13DBi Antenna	4
Ubiquiti	RocketM365-US	RocketM365 US Version 3.65 GHz 2x2 MIMO Base Station AP	2
Ubiquiti	TC-Carrier	Tough Cable Carrier by UBNT Cat5e 1000ft	11
Ubiquiti	TC-CON-100	RJ-45 Ethernet Connectors 100 pack	3
Grandstream	GXV3501	1-Port Video Recorder	3
Planet	MFB-SX	SFP-Port 1000Base-SX mini-GBIC module - 550m	10
Ubiquiti	Rocket365-PTP-KIT	Rocket365-PTP-KIT 3.65GHZ Point to Point Link	1
Ubiquiti	TC-Pro	Tough Cable Pro Cat5e 1000ft	10
Ubiquiti	PowerBridge M365-US	PowerBridge M365 Us Version 3.565 GHz 2x2 MIMO Outdoor Radio	3
Ubiquiti	UAP-3	UniFi Access Point 3-pack, 2.4 GHz MIMO - US Version	4
Diggital Loggers	LPC5	Remote Power Controllers	10
Diggital Loggers	EPCR3	Remote Power Controllers	10

Schedule 33-104-20

Manufacturer	Part #	Equipment Description	Qty
HP		New HP 1810 G 24 Port Managed Gigabit Switches	7
APC		APC Battery Strings for Infrastructure	16
APC		Power Module for Infrastructure UPS	3
		Spools for 10 Gage Wire for path distribution	10
		Power Drop Whips 10-4 30A for connections of the PDUs	14
	See List	Technical service installing above	225
APC	AP7862	Rack PDU, Metered, Zero U	8
APC	AP8861	Rack PDU 2G Zero U 208v 5.7K	6
APC	AR8161ABLK	NetShelter Shielding Trough	6
APC	AR8132A	Combo Lock Kit	2
Ubiquity	AF-24	AirFiber AF-24 2.4 GHz Point to Point 1.4+GBPS	2
		Shipping	1
Dell	FS12	PowerEdge Production Servers 2U Rack Mount	5
Dell	2410	PowerEdge 2410 Full Enclosure 24U Pre-owned Rack	10
Bill Moore		Financial Services	1

Schedule 33-104-21

Manufacturer	Part #	Equipment Description	Qty
Fluke, Dell	See Invoice	Fluke Networks OPVS3-GIG/S OptiView Series III Integrated Network Analyzer Pro Gigabit with OPVS3-ATE OptiView Application Troubleshooting Expert, and OPV-WNA3 Wireless Network Analysis options SN 1728303	1
		Software for Above Reporter Key Code 3758-0394-8868-3444	1
		Fiber multi-strand single mod 2000 ft no SN	1
		Cisco XENPAK-10GB-ZR Fiber transducers with self healing architecture. Cisco list $16,000 on sale year end special (Special order, SN sent on arrival.) Works with BigIron or Cisco switch fabric at line speed.	2
		LS 48 C3U long range fiber module 1.25 Gbs. 2.2 km range, 2 special order 1 in stock SN A 907070094	3
		HP Left Hand Backup Server uses Dell 2950 Frame SN: Dell Tag: 5ZH6BG1	1
		Dell Laptops Series 610 (Tech laptops) SN CN-0XD762-48643-61L-2180 CN-0DF263-71615-62P-4009	2
		APC Whip Power leads with Hubbnal 20 3 Phase plus ground connector No SN	15
		APC Access Breakers No SN	15
		APC Whip Terminator kit No SN	15

EXHIBIT B

TO

EQUIPMENT SCHEDULE #33-104-22

Payment Schedule: (Fund II Payments included to show total monthly payments due)

Date	Fund II Pmts	Fund III Pmts	Total
1/15/2013	$ 8,871.85	$ 26,128.15	$ 35,000.00
2/15/2013	$ 8,871.85	$ 26,128.15	$ 35,000.00
3/15/2013	$ 8,200.56	$ 26,799.44	$ 35,000.00
4/15/2013	$ 5,055.56	$ 29,944.44	$ 35,000.00
5/15/2013	$ 5,055.56	$ 29,944.44	$ 35,000.00
6/15/2013	$ 5,055.56	$ 29,944.44	$ 35,000.00
7/15/2013	$ 5,055.56	$ 64,944.44	$ 70,000.00
8/15/2013	$ 4,233.67	$ 65,766.33	$ 70,000.00
9/15/2013	$ 4,233.67	$ 65,766.33	$ 70,000.00
10/15/2013	$ 4,233.67	$ 65,766.33	$ 70,000.00
11/15/2013	$ 2,746.12	$ 67,253.88	$ 70,000.00
12/15/2013	$ -	$ 70,000.00	$ 70,000.00
1/15/2014		$ 70,000.00	$ 70,000.00
2/15/2014		$ 70,000.00	$ 70,000.00
3/15/2014		$ 70,000.00	$ 70,000.00
4/15/2014		$ 70,000.00	$ 70,000.00
5/15/2014		$ 70,000.00	$ 70,000.00
6/15/2014		$ 70,000.00	$ 70,000.00
7/15/2014		$ 70,000.00	$ 70,000.00
8/15/2014		$ 70,000.00	$ 70,000.00
9/15/2014		$ 70,000.00	$ 70,000.00
10/15/2014		$ 70,000.00	$ 70,000.00
11/15/2014		$ 70,000.00	$ 70,000.00
12/15/2014		$ 70,000.00	$ 70,000.00
1/15/2015		$ 70,000.00	$ 70,000.00
2/15/2015		$ 70,000.00	$ 70,000.00
3/15/2015		$ 70,000.00	$ 70,000.00
4/15/2015		$ 70,000.00	$ 70,000.00
5/15/2015		$ 70,000.00	$ 70,000.00
6/15/2015		$ 70,000.00	$ 70,000.00
7/15/2015		$ 70,000.00	$ 70,000.00
8/15/2015		$ 70,000.00	$ 70,000.00
9/15/2015		$ 70,000.00	$ 70,000.00
10/15/2015		$ 70,000.00	$ 70,000.00
11/15/2015		$ 70,000.00	$ 70,000.00
12/15/2015		$ 70,000.00	$ 70,000.00
1/15/2016		$ 4,487.92	$ 4,487.92
Total Pmt	$ 61,613.63	$ 2,252,874.29	$ 2,314,487.92

2